UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 3, 2009
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Compensatory Arrangement of Certain Officers.
     In connection with the strategic realignment of several senior management responsibilities within MGM MIRAGE, a Delaware corporation (the “Company”), which resulted in the promotion of several key executives and expansion of their respective duties, the Company appointed Gary N. Jacobs to the title of President Corporate Strategy, General Counsel and Secretary of the Company. In connection with such appointment, the Board of Directors of the Company (the “Board”) approved an increase to Mr. Jacob’s base salary from $700,000 to $1,200,000, which increase will be effective as of August 3, 2009. Additionally, Mr. Jacobs was awarded 600,000 stock appreciation rights at an exercise price of $7.45 per share (the “SARs”) under the Company’s Amended and Restated 2005 Omnibus Incentive Plan, which SARs will expire 7 years from the date of the grant and will vest over a period of four years, with 25% vesting each year. The remaining terms of Mr. Jacob’s employment will be set forth in a definitive employment agreement, which will be effective as of August 3, 2009 and will expire on August 3, 2013 (the “New Employment Agreement”). The New Employment Agreement, upon finalization and execution, will replace that certain employment agreement between the Company and Mr. Jacobs dated September 16, 2005 (the “Existing Employment Agreement”). The Company filed the Existing Employment Agreement as Exhibit 10.5 to its Current Report on Form 8-K dated September 16, 2005.
Item 5.03(a). Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Board approved an amendment to the Company’s Amended and Restated Bylaws with an effective date of August 4, 2009 (the “Bylaws”), which authorizes the Board to elect, at their discretion, additional Presidents with specified scopes of authority that shall report to the Chief Executive Officer of the Company.
     The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by the Bylaws, which are filed as Exhibit 3 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

No.	Description
3	Amended and Restated Bylaws of the Company, effective August 4, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: August 7, 2009	By:	/s/ Troy E. McHenry
		Name:	Troy E. McHenry
		Title:	Vice President — Legal Affairs

INDEX TO EXHIBITS

No.	Description
3	Amended and Restated Bylaws of the Company, effective August 4, 2009.